UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 22, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
4201 N 24th St. Suite 150
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
2375 E. Camelback Rd, Suite 600
Phoenix, AZ 85016
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	Over the Counter Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

On October 22, 2024, Kent B. Wilson, the CEO of Alpine 4 Holdings, Inc. (the “Company”), shared the following letter to the shareholders of the Company and the market:

Dear Shareholders and Employees,

As we stated within last week's 8-K filing, Alpine 4’s common stock has been removed from trading on Nasdaq, effective last Friday. Further, you have hopefully seen in our SEC filings, we have worked closely with the Nasdaq Hearings Panel to seek and receive several extensions of the deadlines by which we needed to regain compliance with the Nasdaq listing requirements. We greatly appreciate the Hearings Panel staff and their willingness to listen to our explanations for the reasons for our requests for additional time, and for their willingness to grant as much additional time as they did. Unfortunately, we were unable to complete the filing of our Annual Report for 2023 by the extended deadline of October 15, and as such, the Hearings Panel and Nasdaq determined to remove the Company’s common stock from trading on the Nasdaq. Our management and board of directors share your disappointment and frustration, and as you will see below, we have worked and are continuing to work hard to complete the 2023 audit, finalize the 2023 Annual Report, and prepare and finalize the Quarterly Reports for the interim periods.

As we continue to work towards regaining compliance, I wanted to provide additional clarity regarding the challenges we have faced and the steps we are taking to move forward. Since our initial delay in Q3 2022, we have encountered significant obstacles, primarily due to the complex auditing requirements involved in managing multiple subsidiaries across different sectors. While we fully understand and acknowledge the importance of the work performed by our independent auditors and outside advisors, various parts of the timeline have been beyond our control. The testing and validation process as well as the need for our auditor’s approval and consent have dictated much of this process.

The auditing process has been further complicated by differences in opinion between our previous and current auditors over several key accounting and financial reporting items. These differences have necessitated the involvement of third-party consultants to evaluate and determine any potential impact on the financial statements. As a result, timelines have been repeatedly extended, placing us beyond the Nasdaq extension period. When it became clear we would not meet the final deadline, we promptly notified Nasdaq, and the delisting process was initiated. Despite these setbacks, I want to assure you that our management team has been working tirelessly to resolve these audit issues and bring us back into compliance.

Additionally, I want to address some of the misinformation that my team has informed me of that is circulating on various social media platforms. Certain individuals have falsely suggested that we are intentionally withholding financials, whether due to unfavorable results or other speculative nefarious reasons. I want to be absolutely clear that this is not the case and that we are not withholding our financial statements for any reason. We have never operated, nor will we ever operate, in such a manner. As I mentioned earlier, the delay in releasing our financial statements is entirely due to the ongoing audit work, and we are waiting for our auditors to complete their reviews and provide the necessary approvals. Once their audits are finalized and consent is granted, we will release the financials and file our 2023 Annual Report without delay.

I also encourage all shareholders to refer to our official filings for our latest information. All updates we have been able to provide, given our delinquency status, have been published through the SEC Edgar system. In 2024 alone, we have filed 19 public 8-K updates addressing various business and compliance-related issues.

We understand that shareholders are eager for news and updates, especially regarding the performance and strategic direction of our subsidiaries. Unfortunately, the delays in the completion and filing of our public reports has resulted in an inability to raise capital, which has placed a significant financial strain on our businesses, which in turn has limited the number of successes we have been able to share publicly. We are confronting these challenges of capital raising and financial strains head-on, and we appreciate your continued patience as we work through these challenges.

While we work through this process, it remains difficult to set a definitive date for our next Shareholders Meeting. As such, we are postponing the previously announced shareholder meeting until further notice. We will provide updates as we gain more clarity on the path forward and finalize our plans.

Future Steps and Continuity of Business

I also want to assure you that management is actively exploring multiple strategic options for the company. These options include potential formal restructuring initiatives, asset divestitures, mergers, and other corporate actions aimed at stabilizing and revitalizing the company. Our restructuring consultants are currently reviewing these possibilities, and we are in close consultation with our securities counsel to ensure that any decisions align with regulatory requirements. Once we have completed these consultations and developed a concrete plan, we will review the proposals with the public and keep you informed of all significant developments.

Thank you again for your continued support and understanding during this difficult time.

Sincerely,
Kent B. Wilson, CEO

Forward-looking Statements

This Report, including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “intends,” “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

For example, forward-looking statements include statements regarding the timing of the filing of the Annual Report and Quarterly Reports. Actual results could differ materially from the results projected in or implied by the forward-looking statements made in this report. Factors that might cause these differences include, but are not limited to: the possibility of unanticipated delays that will prevent the filing of the Annual Report and the Quarterly Reports pursuant to the anticipated timeline; and the risk that the work necessary to complete the Annual Report and the Quarterly Reports is greater than anticipated or may involve the resolution of additional issues identified during the review process. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements. Other risk factors that may impact these forward-looking statements are discussed in more detail in the Company’s 2022 Annual Report on Form 10-K filed with the SEC on May 5, 2023. Copies of the Company’s 2022 Annual Report and other periodic reports are available through the Company's Investor Relations department and website, alpine4.com. The Company expressly disclaims any obligation or intention to update these forward-looking statements to reflect new information and developments.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: October 22, 2024